SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              _____________________

                          Date of report: July 29, 2002
                        (Date of earliest event reported)



                            eLEC Communications Corp.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


             0-4465                                             13-2511270
     (Commission File No.)                                   (I.R.S. Employer
                                                             Identification No.)


                                 543 Main Street
                          New Rochelle, New York 10801
               (Address of principal executive offices; zip code)

                                 (914) 632-8005
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)

         Item 5.   Other Events.

         On July 29, 2002, Telecarrier Services, Inc. ("Telecarrier"), a wholly-owned subsidiary of eLEC Communications Corp. ("eLEC"), filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Court for the Southern District of New York. Telecarrier provides long distance telephone services to many of eLEC's customers. However, the filing is not expected to have a direct impact on any service to eLEC's existing customers.


  EXHIBIT INDEX

       Exhibit                         Exhibit Title
       Number                          -------------
       ------
       99.1                            Press Release, dated August 1, 2002.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    August 1, 2002


                                          eLEC COMMUNICATIONS CORP.
                                            (Registrant)


                                          By:  /s/ Paul H. Riss
                                               ---------------------------------
                                                   Paul H. Riss
                                                   Chief Executive Officer